Madison ETFs Trust
Supplement dated April 30, 2024

This Supplement amends the Statutory Prospectus and the Statement of Additional Information (“SAI”) for
the Madison ETFs Trust (the "Trust”) dated August 8, 2023, as amended, and the Summary Prospectuses for all Funds

Fund Investment Subadvisor
Effective as of November 1, 2023, the Fund’s investment subadvisor, Toroso Investments, LLC (“Toroso”) is now known as Tidal Investments LLC. All references to Toroso as subadvisor are deleted and replaced in their entirety as follows:

Fund Summaries – Principal Investment Strategies
Tidal Investments LLC (“Tidal” or the “Subadvisor”) is responsible for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, and providing tax optimization services. Under normal circumstances, the Fund’s total net assets will be allocated among underlying funds, including exchange traded funds (“ETFs”), with exposure to various asset classes, including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments.
Fund Summaries – Management
Investment Subadvisor
Tidal Investments LLC
Prospectus – Management of the Funds
Investment Subadvisory Agreement on page 24 is replaced with:
Tidal Investments LLC (“Tidal” or the “Subadvisor”), located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is a SEC registered investment advisor and a Delaware limited liability company. Tidal was founded in March 2012, and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of November 30, 2022, Tidal had assets under management of approximately $4.4 billion and non-discretionary assets under advisement of $1.0 billion, for a total advisory assets of $5.4 billion, and served as the investment advisor or subadvisor for 97 registered funds. Tidal serves as investment subadvisor to the Funds and has responsibility for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, and providing tax optimization services.
Pursuant to an investment subadvisory agreement between Madison, Tidal and the Trust, on behalf of the Funds, Madison has agreed to pay an annual sub-advisory fee to Tidal. Madison is responsible for paying the entirety of Madison’s subadvisory fee. The Funds do not directly pay Tidal.
Statement of Additional Information – Portfolio Management
Subadvisor - on page 23, the first paragraph in this section is replaced with:
Madison has retained Tidal Investments LLC (“Tidal” or the “Subadvisor”) as the investment subadvisor to the funds, pursuant to an investment subadvisory agreement (the “Subadvisory Agreement) between Madison and Tidal, on behalf of the funds. Pursuant to the Subadvisory Agreement, Tidal manages the investment of the funds’ assets in accordance with the funds’ investment objectives, policies and restrictions as provided in the prospectus and this SAI. As compensation for the subadvisory services rendered under the Subadvisory Agreement, Madison has agreed to pay Tidal an annual subadvisory fee that is based upon the funds’ average daily net assets. Madison is responsible for paying the entire amount of Tidal’s subadvisory fee; the funds do not directly pay Tidal. Tidal’s fee is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the aggregate net assets of the funds as follows: 0.04% on the first $250 million of aggregate fund assets and 0.03% on aggregate fund assets above $250 million.
Notes to Financial Statement
Note 3 – Agreements - on page 44, the second paragraph in this section is replaced with:
Tidal Investments LLC serves as investment sub-adviser to the Fund and is compensated by the Investment Adviser for such services.

Please keep this Supplement with your records for future reference.

ETF STATSUP 0424

Madison ETFs Trust
(the “Trust”)

Madison Mosaic Income Opportunities ETF
Madison Short-Term Strategic Income ETF
Madison Aggregate Bond ETF
Madison Covered Call ETF
Madison Dividend Value ETF (each a “Fund” and together the “Funds”)

Supplement to each Fund’s Summary Prospectus and the Funds Statutory Prospectus
Dated August 8, 2023, as supplemented to date.

August 28, 2023

The following disclosure supplements the “Management” section of each Fund’s Summary Prospectus and the “Management of the Funds” section of the Statutory Prospectus:

On August 14, 2023, Madison Investment Holdings, Inc. (“Madison”), the holding company parent of the Funds’ advisor, Madison Asset Management, LLC (“MAM”), and distributor, MFD Distributor, LLC (“MFD”), approved a letter of intent to enter a share repurchase plan with Madison’s founder and majority shareholder, Mr. Frank Burgess (the “transaction”). Subject to the satisfaction of certain conditions, the transaction is expected to be consummated in December 2023.

Under the Investment Company Act of 1940, as amended, and the terms of the applicable agreements, consummation of the transaction will result in the automatic termination of the Funds’ investment advisory, distribution and subadvisory agreements. Therefore, the Trust’s Board of Trustees has approved new investment advisory, distribution and subadvisory agreements for each Fund. The new investment advisory agreement will be presented for approval to shareholders that held shares as of the applicable record date.

Please keep this Supplement for future reference.

MF-ETF STATSUP2 0823

Summary Prospectus
August 8, 2023
Madison Dividend Value ETF
Ticker: DIVL

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information (SAI) and other information about the Fund online at www.madisonfunds.com/ProspectusReports. You can also obtain this information at no cost by calling (800) 767-0300 or by sending an email request to madisonlitrequests@madisonadv.com. The current prospectus and SAI dated August 8, 2023, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Madison Dividend Value ETF (the “Fund”) seeks to produce current income while providing an opportunity for capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees: None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	None
Total Annual Fund Operating Expenses	0.65%
(1)“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$66	$208
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has no operational history and therefore no historical turnover rate.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in dividend paying equity securities.
The Fund's investment advisor, Madison Asset Management, LLC (“Madison” or the “Advisor”), will identify investment opportunities by screening for companies that generally have the following characteristics:
•A dividend yield of at least 110% of the market dividend yield. For this purpose, the “market dividend yield" consists of the dividend yield of the companies in the S&P 500® Index;
•A strong balance sheet;
•A dividend history that has been maintained and which is likely to increase; and
•Trade near or within the highest quartile (25%) of the company’s historical dividend yield relative to the S&P 500® Index, due to issues which Madison views as temporary. Relative dividend yield is defined as a stock’s dividend yield divided by the S&P 500 dividend yield. The Advisor compares a company’s current relative dividend yield to the relative yield over its prior historical range up to 20 years. When a stock is trading near or within the highest quartile of its historical relative yield range, it is eligible for purchase in the fund.
The Fund may invest up to 50% of its net assets in equity securities rated below A- by Standard & Poor's. The Fund expects to be fully invested in equity securities but will maintain the flexibility to hold up to 20% of the Fund’s net assets in preferred stocks and investment grade fixed income securities when warranted in Madison's discretion.

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The Fund may also invest up to 50% of its common stock allocation in foreign securities, including American Depositary Receipts (ADRs) and emerging market securities. To the extent invested in common stocks, the Fund generally invests in 30-60 companies at any given time. This reflects Madison's belief that the Fund should be invested in Madison's top investment ideas, and that focusing on Madison's highest conviction investment ideas is the best way to achieve the Fund’s investment objective.
Toroso Investments, LLC (“Toroso” or the “Subadvisor”) is responsible for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, and providing tax optimization services.Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
Equity Risk. Equity risk is the risk that securities held by the Fund will fluctuate in value due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the circumstances and performance of companies whose securities the Fund holds. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.
Value Investing Risk. The Fund may invest in common stocks issued by companies which, based upon their lower-than-average price-to-book ratios, are believed to be undervalued or inexpensive relative to other companies in the same industry or the economy as a whole. These common stocks are considered undervalued or inexpensive on the basis of the issuer’s business and economic fundamentals or the securities’ current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors and will generally underperform during periods when value style investments are out of favor.
Foreign Security and Emerging Market Risk. Investments in foreign securities, including investments in ADRs and emerging market securities, involve risks relating to currency fluctuations and to political, social, and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies.
Depository Receipt Risk. Depository receipts, such as American depository receipts (“ADRs”), global depository receipts (“GDRs”), and European depository receipts (“EDRs”), may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depository receipts involve many of the same risks as direct investments in foreign securities. These risks include, but are not limited to, fluctuations in currency exchange rates, which are affected by international balances of payments and other financial conditions; government interventions; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depository receipts that are traded over the counter may also be subject to liquidity risk.
New Fund Risk. The Fund is new and has no performance history or assets as of the date of this prospectus. The Fund expects to have fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure, and in turn, the Fund’s returns for limited periods of time.
Market Risk. The share price of the Fund reflects the value of the securities it holds. If a security’s price falls, the share price of the Fund will go down (unless another security’s price rises by an offsetting amount). If the Fund’s share price falls below the price you paid for your shares, you could lose money when you redeem your shares.
Performance
The Fund does not have a performance history. Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance, will be available on the Fund’s website at www.madisonfunds.com.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Management
    Investment Advisor
    Madison Asset Management, LLC
    Investment Subadvisor
Toroso Investments, LLC
    Portfolio Managers
The Madison Dividend Value ETF is co-managed by John Brown, CFA, and Drew Justman, CFA. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.
Mr. Brown, Vice President and Portfolio Manager/Analyst of Madison has co-managed the Fund since the Fund's inception in 2023. Mr. Justman, Vice President and Portfolio Manager/Analyst of Madison, has co-managed the Fund since the Fund's inception in 2023.

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Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at www.madisonfunds.com.
Tax Information
Distributions from the Fund may be taxed as ordinary income or long-term capital gains. Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-exempt or tax-deferred (in which case, such distributions may be taxable upon withdrawal).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.
ETF-DIV SPRO 0823    Madison Dividend Value ETF | 3